Filed under Rules 497(e) and 497(k)
Registration No. 33-52742

SunAmerica Series Trust

SA Franklin Systematic U.S. Large Cap Core Portfolio

SA Franklin Systematic U.S. Large Cap Value Portfolio

(the “Portfolios” and each, a “Portfolio”)

Supplement dated May 6, 2026

to each Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective June 1, 2026, Sundaram Chettiappan, a portfolio manager of the Portfolios with Franklin Advisers, Inc., is removed from each Portfolio’s Summary Prospectus and Prospectus.

Additionally, in the section of each Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Core Portfolio – Investment Adviser,” and “Portfolio Summary: SA Franklin Systematic U.S. Large Cap Value Portfolio – Investment Adviser,” as applicable, the table under the heading “Portfolio Managers” is replaced with the following:

Name and Title	Portfolio Manager of the Portfolio Since
Brett Risser Senior Vice President, Head of Quantitative Equity, Portfolio Manager	2025
Chris Floyd, CFA Senior Vice President, Portfolio Manager	2025
Adrian H. Chan, CFA Senior Vice President, Head of Systematic Equity, Portfolio Manager	2026

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadviser,” the 6th and 9th paragraphs under “Franklin Advisers, Inc. (Franklin)” are deleted in their entirety and replaced with the following:

The SA Franklin Systematic U.S. Large Cap Value Portfolio and SA Franklin Systematic U.S. Large Cap Core Portfolio are managed by Adrian H. Chan, CFA, Brett Risser, and Chris Floyd, CFA.

Adrian Chan is senior vice president and head of systematic equity for Franklin Templeton Investment Solutions (FTIS). He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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